Exhibit 1.1

EXECUTION VERSION

MACK-CALI REALTY, L.P.

UNDERWRITING AGREEMENT

January 12, 2005

To the Representatives named in Schedule 1 hereto of the

  several Underwriters named in Schedule 2 hereto

Ladies and Gentlemen:

Each of Mack-Cali Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), and Mack-Cali Realty Corporation, a Maryland corporation qualified as a real estate investment trust and the general partner of the Operating Partnership (the “Company”), hereby confirms its agreement with the several underwriters named in Schedule 2 hereto (the “Underwriters”), for whom you have been duly authorized to act as representatives (in such capacities, the “Representatives”), as set forth below.  If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

1.                                       Securities.  Subject to the terms and conditions herein contained, the Operating Partnership proposes to issue and sell to the several Underwriters certain securities of the Operating Partnership identified in Schedule 1 hereto (the “Securities”).

2.                                       Representations and Warranties of the Company.  Each of the Company and the Operating Partnership represents and warrants to, and agrees with, each of the several Underwriters that:

(a)                                  Each of the Operating Partnership and the Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”).  A registration statement (the file number of which is set forth in Schedule 1 hereto) on such Form with respect to the Securities, including a base prospectus, has been filed by the Operating Partnership and the Company with the Securities and Exchange Commission (the “Commission”) under the Act, and one or more amendments to such registration statement may also have been so filed.  Such registration statement, as so amended, has been declared by the Commission to be effective under the Act and no stop orders suspending the effectiveness of such registration statement have been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Operating Partnership or the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.  Such registration statement, as amended at the date of this Agreement as specified in Schedule 1 hereto, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule.  The Operating Partnership will next file with the Commission either (A) if the Operating Partnership relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A, and 424(b) under the Act or (B) if the Operating Partnership does not rely on Rule 434 under the Act, pursuant to Rule 424(b) under the Act a final prospectus supplement to the base prospectus included in such registration statement, as so amended, describing the Securities and the offering thereof, in such form as has been provided to, or discussed with, and approved by the Representatives as provided in section 4(a) of this Agreement.  As used in this Agreement, the term “Registration Statement” means such registration statement, as amended at the time when it was declared effective, including (i) all financial schedules and exhibits thereto, (ii) all documents incorporated by reference or deemed to be incorporated by reference therein and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus; the term “Base Prospectus” means the prospectus included in the Registration Statement; the term “Preliminary Prospectus” means any preliminary form of the Prospectus (as defined herein) specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act; the term “Prospectus Supplement” means any prospectus supplement specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act; the term “Prospectus” means:  (A) if the Operating Partnership relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Operating Partnership does not rely on Rule 434 under the Act, the Preliminary Prospectus; or (C) if the Operating Partnership does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424 under the Act, the Base Prospectus, including, in each case, the Prospectus Supplement; “Base Prospectus,” “Prospectus,” “Preliminary Prospectus” and “Prospectus Supplement” shall include in each case the documents, if any, filed by the Operating Partnership with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein; the term “Integrated Prospectus” means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term “Term Sheet” means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act.  Any reference in this Agreement to an “amendment” or “supplement” to any Preliminary Prospectus, the Prospectus, or any Integrated Prospectus or an “amendment” to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be.  For purposes of the preceding sentence, any reference to the “effective date” of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission; any reference herein to the “date” of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

(b)                                 The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.  When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date (as hereinafter defined), each of the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The foregoing provisions of this paragraph (b) do not apply to (x) statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by any Underwriter through the Representatives specifically for use therein and (y) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”) of the Trustee (as defined in Schedule 1 hereto).

(c)                                  The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Operating Partnership and its subsidiaries, taken as a whole.

(d)                                 The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

(e)                                  Each of the subsidiaries of the Operating Partnership (the “Subsidiaries”) has been duly organized and is validly existing as a general or limited partnership or corporation in good standing under the laws of the jurisdiction of its organization, and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Operating Partnership and its subsidiaries, taken as a whole.  The issued shares of capital stock of each of the Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable, and all of the partnership interests in each Subsidiary that is a partnership are validly issued and fully paid.  Except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), all of such shares and interests in the Subsidiaries owned by the Operating Partnership are owned beneficially by the Operating Partnership or another Subsidiary free and clear of any security interests, mortgages, pledges, grants, liens, encumbrances, equities or claims.

(f)                                    There are no outstanding (A) securities or obligations of the Operating Partnership or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Operating Partnership or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company, the Operating Partnership or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company, the Operating Partnership or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(g)                                 The Operating Partnership, the Company  and each of the Subsidiaries has full power, corporate or other, to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Operating Partnership and the Company have full power, corporate or other, to enter into this Agreement and any other agreement pursuant to which the Securities are issued as specified in Schedule 1 to this Agreement (the “Securities Documents”) and to carry out all the terms and provisions hereof and thereof to be carried out by them.

(h)                                 The Operating Partnership has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).  All of the partnership interests of the Operating Partnership have been duly authorized and the partnership interests of the Operating Partnership outstanding are validly issued and fully paid.

(i)                                     The Securities have been duly authorized, and, when such securities are issued, authenticated and delivered pursuant to the terms of this Agreement and the applicable Securities Documents, such securities will have been duly and validly executed, authenticated, issued and delivered and will be the legal, valid, binding and enforceable obligations of the Operating Partnership, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors’ rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

(j)                                     The securities of the Operating Partnership issuable in exchange for or upon conversion of the Securities, if any, as specified in Schedule 1 to this Agreement (the “Underlying Securities”) have been duly authorized and reserved, and, when such securities are issued and delivered as contemplated by the terms of the applicable Securities Document, such securities will be validly issued, fully paid and non-assessable.

(k)                                  The execution and delivery of the Securities Documents has been duly authorized by all necessary action of the Operating Partnership, and, at the Closing Date, such agreements will have been duly executed and delivered by the Operating Partnership, and assuming due authorization, execution and delivery of the Securities Documents by parties other than the Operating Partnership as specified in the applicable Securities Documents, such agreements will constitute valid and binding instruments of the Operating Partnership enforceable against the

Operating Partnership in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors’ rights generally and to the application of equitable principles in any proceeding, whether at law or in equity; and the Securities Documents have been duly qualified under the Trust Indenture Act.

(l)                                     No holders of outstanding shares of capital stock of the Operating Partnership or the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities or Underlying Securities, and no holder of securities of the Operating Partnership, the Company or any Subsidiary has any right which has not been waived to require the Operating Partnership to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

(m)                               The Securities, Underlying Securities and the Securities Documents conform to their description contained in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(n)                                 The combined financial statements, schedules and selected financial data of the Operating Partnership and the Company and their consolidated subsidiaries and the consolidated financial statements, schedules and selected financial data of the Operating Partnership and the Company and their consolidated subsidiaries included in or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the combined financial position of the Operating Partnership and the Company and their consolidated subsidiaries and fairly present the consolidated financial position of the Operating Partnership and the Company and their consolidated subsidiaries, as the case may be, and the results of operations and changes in financial condition as of the dates and periods therein specified.  Such combined and consolidated financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

(o)                                 The selected financial data set forth under the caption “Selected Financial Data” in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus), the information included therein.  The pro forma financial statements and other pro forma financial information included in or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements and the assumptions used in the preparation thereof are, in the opinion of the Operating Partnership and the Company, reasonable.  The financial information included in or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) complies with the requirements of Regulation G and Item 10 of Regulation S-K of the Commission.

(p)                                 PricewaterhouseCoopers LLP, which has certified certain financial statements of the Operating Partnership and of the Company and delivered its reports with respect to the audited consolidated and combined financial statements and schedules, and any other accounting firm that has certified financial statements and delivered its reports with respect thereto, included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations thereunder.

(q)                                 The execution and delivery of this Agreement has been duly authorized by the Operating Partnership and the Company and this Agreement has been duly executed and delivered by the Operating Partnership and the Company.

(r)                                    No legal or governmental proceedings are pending to which the Company, the Operating Partnership or any of their respective subsidiaries or to which the property of the Company, the Operating Partnership or any of their respective subsidiaries is subject, that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and are not described therein, and no such proceedings have been threatened against the Company, the Operating Partnership or any of their respective subsidiaries; and no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

(s)                                  The issuance, offering and sale of the Securities to the Underwriters by the Operating Partnership pursuant to this Agreement and the Securities Documents, the compliance by the Operating Partnership with the other provisions of this Agreement, the Securities and the Securities Documents and the consummation of the other transactions herein and therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Operating Partnership, the Company or any of their respective subsidiaries pursuant to any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Operating Partnership, the Company or any of their respective subsidiaries is a party or by which the Operating Partnership, the Company or any of their respective subsidiaries or any other of their respective properties are bound, or the Agreement of Limited Partnership, Articles of Incorporation, By-laws or other organizational documents, as the case may be, of the Operating Partnership, the Company or any of their respective subsidiaries, or any law or statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Operating Partnership or any of the Subsidiaries or any of their properties.

(t)                                    Each of the Operating Partnership and the Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Operating Partnership to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Operating Partnership.

(u)                                 Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (1) neither the Operating Partnership nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, which is not in the ordinary course of business; (2) the Operating Partnership has not purchased any of its outstanding preferred units, common units or warrants, nor declared, paid or otherwise made any dividend or distribution of any kind on its partners’ capital; and (3) there has not been any material change in the partners’ capital, short-term debt or long-term debt of the Operating Partnership or the Subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(v)                                 The Operating Partnership or the Subsidiaries have good and indefeasible title in fee simple to all of the properties described under the section entitled

“Properties” (Item 2) of the most recent Annual Report on Form 10-K of the Operating Partnership incorporated by reference in the Registration Statement (the “Properties”) and marketable title to all other property owned by each of them, in each case free and clear of any security interest, lien, mortgage, pledge, encumbrance, equity, claim and other defect, except liens which do not materially and adversely affect the value of such property and will not interfere with the use made or proposed to be made of such property by the Operating Partnership or such Subsidiary, and any and all real property and buildings held under lease by the Operating Partnership or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Operating Partnership or such Subsidiary, in each case except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(w)                               No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(x)                                   The Operating Partnership, the Company and their subsidiaries own or possess, or can acquire on reasonable terms, all material patents, trademarks, service marks, trade names, licenses, copyrights and proprietary and other confidential information currently employed by them in connection with their respective businesses, and none of the Operating Partnership, the Company nor any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of any third party with respect to the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(y)                                 The Operating Partnership and each of the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they will be engaged; neither the Operating Partnership nor any of the Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Operating Partnership nor any of the Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(z)                                   None of the Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the Operating Partnership, from making any other distribution on such Subsidiary’s capital stock or other equity interest, from repaying to the Operating Partnership any loans or advances to such Subsidiary from the Operating Partnership or from transferring any of such Subsidiary’s property or assets to the Operating Partnership or any of the other Subsidiaries, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(aa)                            The Operating Partnership and each of the Subsidiaries has complied with all laws, regulations and orders applicable to it or its respective business and properties except where the failure to so comply would not result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole; the Operating Partnership and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, municipal or foreign regulatory authorities necessary to conduct their respective businesses except where the failure to possess the same would not result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole; and neither the Operating Partnership nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(bb)                          There is and has been no failure on the part of the Operating Partnership, the Subsidiaries or the Company or any of the directors or officers of the Operating Partnership, the Subsidiaries or the Company, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including

Section 402 related to loans and Sections 302 and 906 related to certifications.

(cc)                            The Operating Partnership will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the transactions contemplated by this Agreement will not cause the Operating Partnership to become an investment company subject to registration under the Investment Company Act.

(dd)                          The Operating Partnership, the Company and each of their subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(ee)                            The Company is organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the present and contemplated method of operation of the Company and its subsidiaries does and will enable the Company to meet the requirements for taxation as a REIT under the Code.

(ff)                                None of the Operating Partnership, the Company nor any of their subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health and the Operating Partnership, the Company and their subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Operating Partnership, the Company and each of their subsidiaries is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(gg)                          Except for the shares of capital stock of each of the Subsidiaries owned by the Operating Partnership or another Subsidiary, neither the Operating Partnership nor any of the Subsidiaries owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

(hh)                          The Operating Partnership and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ii)                                  Neither the Operating Partnership nor any of the Subsidiaries is in violation of any term or provision of its Certificate of Formation, Articles of Incorporation, By-laws, partnership agreements or other organizational documents, as the case may be; no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, and the consummation of the transactions by this Agreement and under the Securities Documents will not result in any default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Operating Partnership or any Subsidiary is a party or by which the Operating Partnership, the Subsidiaries or the Properties or any of their respective other properties is bound or may be affected except such as would not result in any material adverse effect in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole.

(jj)                                  If required as set forth in Schedule 1 hereto, the Securities and any Underlying Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(kk)                            (A) None of the Operating Partnership, the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning the Properties or any part thereof which would have a material adverse effect in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole; (B) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (C) none of the Operating Partnership, the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and none of the Operating Partnership, the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated would have a material adverse effect in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole; (D) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Operating Partnership or any of the Subsidiaries that are required to be described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) are disclosed therein; (E) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that would not have a material adverse effect in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole; and (F) no tenant under any lease pursuant to which the Operating Partnership or any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not have a material adverse effect in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, and except as provided by law.

(ll)                                  Except as otherwise disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (i) none of the Operating Partnership, the Company, any of the Subsidiaries nor, to the best knowledge of the Operating Partnership and the Company, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes (as hereinafter defined) or by the Operating Partnership, the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership; (ii) the Operating Partnership and the Company do not intend to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance with all applicable Environmental Statutes or by the Operating Partnership, the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership; (iii) none of the Operating Partnership, the Company, nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) none of the Operating Partnership, the Company, nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute; (v) neither the Properties nor any other land owned by the Operating Partnership or any of the Subsidiaries is included or, to the best of the Operating Partnership’s knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the “EPA”) or, to the best of the Operating Partnership’s and the Company’s knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined).

As used herein, “Hazardous Material” shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an “Environmental Statute”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a “Governmental Authority”).

(mm)                      Each certificate signed by any officer of the Operating Partnership and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Operating Partnership to each Underwriter as to the matters covered thereby.

(nn)                          The Operating Partnership and the Company have not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

3.                                       Purchase, Sale and Delivery of the Securities.

(a)                                  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Operating Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Operating Partnership, at the purchase price specified in Schedule 1 hereto, the number of Securities set forth opposite the name of such Underwriter in Schedule 2 hereto.  One or more certificates in definitive form for the Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Operating Partnership at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Operating Partnership to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor to the Operating Partnership in such funds as are specified in Schedule 1 hereto.  Such delivery of and payment for the Securities shall be made at the date, time and place identified in Schedule 1 hereto, or at such other date, time or place as the Representatives and the Operating Partnership may agree upon or as the Representatives may determine pursuant to Section 8 hereof, such date and time of delivery against payment being herein referred to as the “Closing Date”.  The Operating Partnership will make such certificate or certificates for the Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Operating Partnership’s transfer agent or registrar or warrant agent or of Citigroup Global Markets Inc. at least 24 hours prior to the Closing Date.

(b)                                 It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters.  No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

4.                                       Covenants of the Operating Partnership and the Company.  Each of the Operating Partnership and the Company covenant and agree with each of the Underwriters that:

(a)                                  The Operating Partnership will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act.  During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Operating Partnership (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet, any Integrated Prospectus or any amendment or supplement thereto or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent.  The Operating Partnership will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendment to the Registration Statement or amendment or supplement to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible.  The Operating Partnership will advise the Representatives, promptly after receiving notice thereof, of the time when any amendment to the Registration Statement has been filed or declared effective or the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

(b)                                 The Operating Partnership will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or for additional information.  The Operating Partnership and the Company will use their best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

(c)                                  If required by applicable law, the Operating Partnership will arrange for the qualification of the Securities and any Underlying Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities and any Underlying Securities; provided, however, that in connection therewith the Operating Partnership shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(d)                                 If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act or Exchange Act or the respective rules or regulations of the Commission thereunder, the Operating Partnership will promptly notify the Representatives thereof and, subject to Section 4(a) of this Agreement, will prepare and file with the Commission, at the Operating Partnership’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus and any Integrated Prospectus that corrects such statement or omission or effects such compliance.

(e)                                  The Operating Partnership will, without charge, provide (i) to the Representatives and to counsel for the Underwriters, a conformed copy of the registration statement originally filed with respect to the Securities and any amendment thereto (in each case including exhibits thereto), (ii) to each other Underwriter, a conformed copy of such registration statement and any amendment thereto relating to the Securities (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Operating Partnership, not later than (A) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (B) 12:00 Noon, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Representatives, without charge, as many copies of the Prospectus or any Integrated Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date.

(f)                                    The Operating Partnership, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earning statement of the Operating Partnership and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

(g)                                 The Operating Partnership will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Prospectus and any Integrated Prospectus.

(h)                                 The Operating Partnership will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Operating Partnership to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Operating Partnership.

(i)                                     If at any time during the 25-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Operating Partnership shall occur as a result of which in your opinion the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus or any Integrated Prospectus), the Operating Partnership will, after written notice from you advising the Operating Partnership to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

(j)                                     If required as set forth in Schedule 1 hereto, the Operating Partnership will cause the Securities and any Underlying Securities to be duly authorized for listing by the New York Stock Exchange.

(k)                                  The Company will continue to use its best efforts to meet the requirements to qualify as a REIT under the Code.

5.                                       Expenses.  The Operating Partnership will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement, the Securities Documents and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Operating Partnership and the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including the fees and expenses of the transfer agent, exchange agent or registrar, (v) the qualification, if any, of the Securities and any Underlying Securities under state securities and blue sky laws and real estate syndication laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto and relating to the preparation of any blue sky memoranda, (vi) the filing fees of the Commission relating to the Securities, (vii) any listing of the Securities and Underlying Securities on the New York Stock Exchange, (viii) any meetings with prospective investors in the Securities arranged by the Operating Partnership (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities requested by the Operating Partnership (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters).  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 of this Agreement is not satisfied, because this Agreement is terminated pursuant to Section 10 of this Agreement or because of any failure, refusal or inability on the part of the Operating Partnership or the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Operating Partnership will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.  The Operating Partnership shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

6.                                       Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters to purchase and pay for the Securities shall be subject, in the Representatives’ sole discretion, to the accuracy of the representations and warranties of the Operating Partnership and the Company contained herein as of the date of this Agreement as specified in Schedule 1 hereto and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Operating Partnership’s officers made pursuant to the provisions hereof, to the performance by the

Operating Partnership and the Company of their covenants and agreements hereunder and to the following additional conditions:

(a)                                  The Prospectus, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Operating Partnership, the Company or the Representatives, shall be contemplated by the Commission; and the Operating Partnership shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

(b)                                 The Representatives shall have received an opinion, dated the Closing Date, from Pryor Cashman Sherman & Flynn LLP, counsel for the Company, to the effect that:

(i)                                     the Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Operating Partnership and the Subsidiaries, taken as a whole.  Each of the Subsidiaries has been duly organized and is validly existing as a general or limited partnership or corporation in good standing under the laws of the jurisdiction of its organization, and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Operating Partnership and the Subsidiaries, taken as a whole;

(ii)                                  the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

(iii)                               the Operating Partnership, the Company and each of their subsidiaries have full power, corporate or other, to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus and any Integrated Prospectus and each of the Operating Partnership, the Company and their subsidiaries have full power, corporate or other, to enter into this Agreement and the Securities Documents and to carry out all the terms and provisions hereof and thereof to be carried out by it;

(iv)                              the issued shares of capital stock of each of the Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable, and all of the partnership interests in each Subsidiary that is a partnership are validly issued and fully paid.  Except as described in the Registration Statement, the Prospectus and any Integrated Prospectus, all of such shares and interests owned by the Operating Partnership or another Subsidiary are owned beneficially by the Operating Partnership or such Subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, equity or claim;

(v)                                 the Operating Partnership has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).  All of the partnership interests of the Operating Partnership are validly issued and fully paid;

(vi)                              the Securities have been duly authorized and executed and when authenticated in accordance with the terms of the Securities Documents and delivered against payment therefor in accordance with this Underwriting Agreement, will be the legal, valid, binding and enforceable obligations of the Operating Partnership entitled to the benefits provided by the Securities Documents, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors’ rights generally and to the application of equitable principles in any proceeding, whether at law or in equity;

(vii)                           the Underlying Securities have been duly authorized and reserved, and, when such securities are issued and delivered as contemplated by the terms of the applicable Securities Document such securities will be validly issued, fully paid and non-assessable;

(viii)                        the execution and delivery of the Securities Documents have been duly authorized by the Operating Partnership, and the Securities Documents have been duly executed and delivered by the Operating Partnership, and assuming due authorization, execution and delivery of the Securities Documents by parties other than the Operating

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Partnership as specified in the applicable Securities Documents, such agreements are valid and binding instruments of the Operating Partnership enforceable against the Operating Partnership in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors’ rights generally and to the application of equitable principles in any proceeding, whether at law or in equity; and the Securities Documents have been duly qualified under the Trust Indenture Act;

(ix)                                no holders of outstanding shares of capital stock of the Operating Partnership are entitled as such to any preemptive or other rights to subscribe for any of the Securities or Underlying Securities, and no holder of securities of the Operating Partnership or any Subsidiary has any right which has not been waived to require the Operating Partnership to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement;

(x)                                   (A)                              the Securities and the Securities Documents conform in all material respects to the descriptions thereof under the headings “Description of the Notes” and “Description of Debt Securities” in the Prospectus;  (B) the statements set forth under the heading “Restrictions on Ownership of Offered Securities” in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings; and (C) the statements set forth under the heading “Underwriting” in the Prospectus, insofar as such statements constitute a summary of the documents referred to therein, provide a fair summary of such documents;

(xi)                                the execution and delivery of this Agreement has been duly authorized by all necessary corporate action of the Company and the Operating Partnership and this Agreement has been duly executed and delivered by the Company and the Operating Partnership;

(xii)                             (A)  no legal or governmental proceedings are pending to which the Company, the Operating Partnership, any of their respective subsidiaries, or any of their respective directors or officers in their capacity as such, is a party or to which the Properties or any other property of the Company, the Operating Partnership or any of their respective subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company, the Operating Partnership or any of their respective subsidiaries or with respect to the Properties or any of their respective other properties and (B) no contract or other document is required to be

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described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

(xiii)                          the issuance, offering and sale of the Securities to the Underwriters by the Operating Partnership pursuant to this Agreement, the compliance by the Operating Partnership and the Company with the other provisions of this Agreement, any Securities Documents and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws (as to which such counsel need not opine) or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or any other properties or assets of the Operating Partnership, the Company or any of their respective subsidiaries pursuant to (i) any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Operating Partnership, the Company or any of their respective subsidiaries is a party or by which the Operating Partnership, the Company or any of their respective subsidiaries or the Properties or any other of their respective properties are bound except such as would not result in any material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Operating Partnership and its Subsidiaries, taken as a whole, or (ii) the Agreement of Limited Partnership, Articles of Incorporation, By-laws or other organizational documents, as the case may be, of the Operating Partnership, the Company or any of their respective subsidiaries, or (iii) any law or statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or (to the best knowledge of such counsel) any arbitrator applicable to the Operating Partnership, the Company or any of their respective subsidiaries or any of the Properties except such as would not result in any material adverse effect in the condition (financial or otherwise), business prospects, net worth or results of operations of the Operating Partnership and its Subsidiaries, taken as a whole;

(xiv)                         none of the Subsidiaries is currently contractually prohibited, directly or indirectly, from paying any dividends to the Operating Partnership, from making any other distribution on such Subsidiary’s capital stock or other equity interests, from repaying to the Operating Partnership any loans or advances to such Subsidiary from the Operating Partnership or from transferring any of such Subsidiary’s property or assets to the Operating Partnership or any of the other Subsidiaries, except as described in the Prospectus and any Integrated Prospectus;

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(xv)                            to the best knowledge of such counsel, the Operating Partnership and the Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state, municipal or foreign regulatory authorities necessary to conduct their respective businesses except for such certificates, authorizations, licenses and permits the failure of which to possess would not be expected to result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, and neither the Operating Partnership nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and the Subsidiaries, taken as a whole, except as described in the Prospectus and any Integrated Prospectus;

(xvi)                         neither the Operating Partnership nor the Company is subject to registration as an investment company under the Investment Company Act, and the transactions contemplated by this Agreement will not cause the Operating Partnership or the Company to become an investment company subject to registration under the Investment Company Act;

(xvii)                      none of the Operating Partnership, the Company nor any of the Subsidiaries is in violation of any term or provision of its articles of incorporation, bylaws, partnership agreements or other organizational documents, as the case may be; no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, and the issuance, offering and sale of the Securities to the Underwriters by the Operating Partnership pursuant to this Agreement and the Securities Documents, the compliance by the Operating Partnership and the Company with the other provisions of this Agreement, the Securities and the Securities Documents and the consummation of the other transactions herein and therein contemplated will not result in any default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage or deed of trust, or any material lease or other agreement or instrument known to such counsel after due inquiry to which the Operating Partnership and the Company or any of the Subsidiaries is a party or by which the Operating Partnership and the Company, any of the Subsidiaries, any of the Properties or any of their respective other properties is bound or may be affected except such as would not result in any material adverse effect in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Operating Partnership and its subsidiaries, taken as a whole;

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(xviii)                   the Registration Statement is effective under the Act; the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus or the Prospectus Supplement, as the case may be, has been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, threatened by the Commission; and

(xix)                           the Registration Statement originally filed with respect to the Securities and each amendment thereto, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder.

Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any Integrated Prospectus, as of the date of the Prospectus Supplement or any required Integrated Prospectus and the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Operating Partnership and public officials and, as to matters involving the application of laws of any jurisdiction other than the States of New York, New Jersey and Delaware or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel.  The foregoing opinion shall also state that the Underwriters are justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

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(c)                                  The Representatives shall have received an opinion, dated the Closing Date, from Seyfarth Shaw, special tax counsel for the Company, to the effect that the statements set forth under the headings “Material United States Federal Income Tax Considerations” and “Certain United States Federal Income Tax Considerations to Holders of Notes”, in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

(d)                                 The Representatives shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus, and any Integrated Prospectus and such other related matters as the Representatives may reasonably require, and the Operating Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(e)                                  The Representatives shall have received from PricewaterhouseCoopers LLP and each other accounting firm that has certified financial statements, and delivered its report with respect thereto, included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, a letter or letters dated, respectively, the date of this Agreement as specified in Schedule 1 hereto and the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

(i)                                     they are independent accountants with respect to the Operating Partnership, the Company and their subsidiaries within the meaning of the Act, the Exchange Act and the applicable published rules and regulations thereunder;

(ii)                                  in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

(iii)                               on the basis of a reading of the minute books of the shareholders, the board of directors, partners and any committees thereof of the Operating Partnership, the Company and each of their consolidated subsidiaries, and inquiries of certain officials of the Operating Partnership, the Company and their consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

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(A)                              (i)  any unaudited consolidated condensed financial statements of the Operating Partnership, the Company and their consolidated subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or (ii) any material modification should be made to the unaudited consolidated condensed financial statements for them to be in conformity with generally accepted accounting principles; and

(B)                                at a specific date not more than five business days prior to the date of such letter, there were any changes in the partners’ capital or increase in mortgages and loans payable of the Operating Partnership and its consolidated subsidiaries, in each case compared with amounts shown on the most recent consolidated balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, except for such changes set forth in such letter;

(iv)                              they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Operating Partnership, the Company and their consolidated subsidiaries and are included in the Registration Statement, the Prospectus and any Integrated Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in the Operating Partnership’s and the Company’s most recent Annual Report on Form 10-K under the captions “Business” (Item 1), “Selected Financial Data” (Item 6) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (Item 7) and the information included or incorporated in the Operating Partnership’s and the Company’s Quarterly Reports on Form 10-Q under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and have compared such amounts, percentages and financial information with such records and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

(v)                                 on the basis of a reading of any unaudited pro forma consolidated condensed financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Operating Partnership, the Company, their consolidated subsidiaries and any acquired Company who have responsibility for financial

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and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement.

References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

(f)                                    The Representatives shall have received a certificate, dated the Closing Date, of the chief executive officer or an executive vice president and the chief financial or accounting officer of the Company, as the general partner of the Operating Partnership, to the effect that:

(i)  the representations and warranties of the Operating Partnership and the Company in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus or any Integrated Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Operating Partnership and the Company have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date;

(ii)  no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document

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incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Operating Partnership’s knowledge, are contemplated by the Commission; and

(iii)  subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, none of the Operating Partnership, the Company nor any of their subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business, prospects, net worth or results of operations of the Operating Partnership, the Company or any of their subsidiaries, except in each case as described in or contemplated by the Prospectus or any Integrated Prospectus (exclusive of any amendment or supplement thereto).

(g)                                 On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Operating Partnership or the Company.

(h)                                 If applicable, prior to the commencement of the offering of the Securities, the Securities and any Underlying Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(i)                                     subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading in the rating of any debt securities or preferred stock of the Operating Partnership or the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Operating Partnership or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters.  The Operating Partnership shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

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7.                                       Indemnification and Contribution.  (a) The Company and the Operating Partnership agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)  any untrue statement or alleged untrue statement made by the Company and the Operating Partnership in Section 2 of this Agreement,

(ii)  any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or the Operating Partnership or based upon written information furnished by or on behalf of the Company or the Operating Partnership filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”),

(iii)  the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

(iv)  any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including, without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary

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Prospectus, the Prospectus or any Integrated Prospectus  or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such Underwriter through the Representatives specifically for use therein.  This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have. The Company or the Operating Partnership will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than 50% of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

(b)                                 Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Operating Partnership, each of its directors, each of its officers who signed the Registration Statement, as amended at the date of this Agreement as specified in Schedule 1 hereto, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Operating Partnership or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, as amended at the date of this Agreement as specified in Schedule 1 hereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement, as amended at the date of this Agreement as specified in Schedule 1 hereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Operating Partnership or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof.  This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

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(c)                                  Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

(d)                                 In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i)

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the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company or the Operating Partnership, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or the Underwriters, the parties’ relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.  The Operating Partnership and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d).  Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint.  For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each partner of the Operating Partnership, each officer of the Operating Partnership or the Company who signed the Registration Statement as amended at the date of this Agreement as specified in Schedule 1 hereto and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Operating Partnership.

8.                                       Default of Underwriters.  If one or more Underwriters default in their obligations to purchase Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the

13

aggregate number of Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase.  If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Operating Partnership other than as provided in Section 9 hereof.  In the event of any default by one or more Underwriters as described in this Section 8, the Representatives shall have the right to postpone the Closing Date, established as provided in Section 3 of this Agreement for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Securities.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.  Nothing herein shall relieve any defaulting Underwriter from liability for its default.

9.                                       Survival.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Operating Partnership, their officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Operating Partnership, the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Securities.  The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 7 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

10.                                 Termination.  (a) This Agreement may be terminated with respect to the Securities in the sole discretion of the Representatives by notice to the Company and the Operating Partnership given prior to the Closing Date in the event that the Company or the Operating Partnership shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

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(i)  the Operating Partnership or any of the Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, which includes the termination of the employment of Mitchell E. Hersh), in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company, the Operating Partnership and the Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

(ii)  trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on such exchange;

(iii)  there shall have been any downgrading in the rating of any debt securities or preferred stock of the Operating Partnership or the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Operating Partnership or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating);

(iv)  a banking moratorium shall have been declared by New York or United States authorities; or

(v)  there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended at the date of this Agreement as specified in Schedule 1 hereto.

(b)                                 Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

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11.                                 Information Supplied by Underwriters.  The statements set forth in Schedule 1 hereto constitute the only information furnished by any Underwriter through the Representatives to the Operating Partnership for the purposes of Sections 2(b) and 7(b) hereof.  The Underwriters confirm that such statements are correct.

12.                                 Notices.  All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: Syndicate Department; and if sent to the Operating Partnership or the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Operating Partnership at 11 Commerce Drive, Cranford, New Jersey, 07016, Attention: Mitchell E. Hersh.

13.                                 Successors.  This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Operating Partnership, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Operating Partnership and the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement as amended at the date of this Agreement as specified in Schedule 1 hereto and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.  No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

14.                                 Applicable Law.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

15.                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Operating Partnership and each of the several Underwriters.

Very truly yours,

MACK-CALI REALTY CORPORATION

By:	/s/ Barry Lefkowitz

	Name:	Barry Lefkowitz
	Title:	Executive Vice President and
Chief Financial Officer

MACK-CALI REALTY, L.P.

By:	Mack-Cali Realty Corporation,
as general partner

By:	/s/ Barry Lefkowitz

	Name:	Barry Lefkowitz
	Title:	Executive Vice President and
Chief Financial Officer

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES INC.

WACHOVIA CAPITAL MARKETS, LLC

By: CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Jeffrey Horowitz
	Name:	Jeffrey Horowitz
	Title:	Managing Director

SCHEDULE 1

DESCRIPTION OF SECURITIES; TERMS OF OFFERING

1.                                       Registration Statement:

File No. 333-117047

2.                                       Date of Underwriting Agreement:

January 12, 2005

3.                                       Representatives:

Citigroup Global Markets Inc.

J.P. Morgan Securities Inc.

Wachovia Capital Markets, LLC

4.                                       Title of Securities:

5.125% Notes due 2015 (the “Securities”).

5.                                       Aggregate Amount of Securities:

$150,000,000

6.                                       Securities Documents:

Indenture, dated as of March 16, 1999 (the “Original Indenture”), between Mack-Cali Realty, L.P. and Wilmington Trust Company, as trustee (the “Trustee”) and the Tenth Supplemental Indenture, dated as of January 25, 2005 (the “Tenth Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), between Mack-Cali Realty, L.P. and the Trustee.

7.                                       Price to Public:

                                                99.385% of the principal amount of the Securities, plus accrued interest, if any, from January 25, 2005.

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8.                                       Purchase Price by Underwriters:

98.735% of the principal amount of the Securities, plus accrued interest, if any, from January 25, 2005.

9.                                       Specified Funds for Payment of Purchase Price:

Wire transfer of same day funds.

10.                                 Terms of Securities:

Maturity:	January 15, 2015

Interest Rate:	5.125%

Interest Payment Dates:	Semi-annually on January 15 and July 15, commencing July 15, 2005.

Option Redemption:

The Securities may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in the Indenture), if any, with respect to such Securities.

Sinking Fund:	N/A

11.                                 Lock-up Requirements:

N/A

12.                                 Delivery of Securities:

Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 on or about January 25, 2005.

13.                                 Pre-Closing Location:

Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York on January 24, 2005.

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14.                                 Closing Location:

Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York on January 25, 2005.

15.                                 Stock Exchange Listing:

The Securities will not be listed on any national securities exchange.

16.                                 Underlying Securities:

N/A

17.                                 Information Supplied by Underwriters:

The following information constitutes the only information furnished by any Underwriter through the Representatives to the Operating Partnership:

(a)                      the information contained in the second sentence of the third paragraph of page S-22 of the Prospectus Supplement under the caption “Underwriting,” concerning market making;

(b)                     the information contained in the fourth paragraph of page S-21 of the Prospectus Supplement under the caption “Underwriting,” concerning selling concessions and reallowances;

(c)                      the information contained in the sixth paragraph of page S-21 of the Prospectus Supplement under the caption “Underwriting,” concerning stabilization of the market price of the Securities; and

(d)                  the information contained in the first and second paragraphs of page S-22 of the Prospectus Supplement under the caption “Underwriting,” concerning penalty bids.

18.                                 Miscellaneous:

N/A

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SCHEDULE 2

UNDERWRITERS

Underwriters	Principal Amount of the Securities

Citigroup Global Markets Inc.	$39,000,000

J.P. Morgan Securities Inc.	37,500,000

Wachovia Capital Markets, LLC	37,500,000

Bear, Stearns & Co. Inc.	4,500,000

BNY Capital Markets, Inc.	4,500,000

Deutsche Bank Securities Inc.	4,500,000

Piper Jaffray & Co.	4,500,000

PNC Capital Markets, Inc.	4,500,000

Scotia Capital (USA) Inc.	4,500,000

SunTrust Capital Markets, Inc.	4,500,000

Wells Fargo Brokerage Services, LLC	4,500,000

TOTAL	$150,000,000

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